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Exhibit 99.1

Community Trust Bancorp, Inc.

2003 Shareholders’ Meeting

April 29, 2003

A Century of Service founded in 1903	[LOGO]

•                                          Our beginning 100 years ago as The Pikeville National Bank

•                                          Many long-time investors

•                                          Shareholders value companies with a long history of earnings

•                                          Stable and competitive return to investors

•	1903	The Pikeville National Bank founded

•	1936	Pikeville National Bank & Trust Company incorporated

•	1981	Formed Pikeville National Corporation

•	1987	Acquired First Security Bank & Trust Company, Whitesburg and Commercial Bank, West Liberty (sold 1997)

•	1988	Acquired Exchange Bank of Kentucky, Mt. Sterling, and Farmers National Bank, Williamsburg

•	1990	Acquired First American Bank, Ashland, and Farmers-Deposit Bank, Flemingsburg

•	1991	Acquired First Federal Savings Bank, Campbellsville, and United Federal, Prestonsburg

•	1993	Incorporated Trust Company of Kentucky, National Association

•	1995	Acquired Community Bank of Lexington, Commercial Bank of Middlesboro, Woodford Bank, Versailles, and United Whitley Corporation, Williamsburg, and its subsidiary, Bank of Williamsburg

•	1997	Changed our name to Community Trust Bancorp, Inc. and merged all banks into Community Trust Bank, N.A.

•	1998	Purchased our 5 offices in West Virginia from Banc One Corporation and 5 offices in central Kentucky from PNC Bank

•	2001	Purchased 5 offices of the Bank of Mt. Vernon, Inc.

•	2002	Acquired the Citizens National Bank & Trust, Hazard

Asset Growth over the past 100 years

•	1903	$25,000

•	1930	$1,656,952

•	1960	$13,342,489

•	1990	$1,000,296,990

•	2002	$2,487,910,652

•	Total assets have grown 99,516% from $25 thousand in 1903 to $2.5 billion at December 31, 2002

100 years of increasing return to investors

•                                          With the 12 stock splits and 7 stock dividends that have occurred throughout the history of Community Trust, a share of CTBI stock purchased in 1903 at $100 would be valued today at $649,885 based on the stock price of $27.40 on April 28, 2003.

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains “forward-looking” information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements.  Please refer to the Corporation’s 2002 Annual Report on Form 10-K Part I, Item 1. for additional information.

CTBI Meets the Challenges Of 2002	[LOGO]

What were the challenges?

•                                          Attaining our goal of a 20% increase in earnings

•                                          Improving operational efficiency

•                                          Increase in nonperforming loans

•                                          Increasing noninterest income

•                                          Merger of Citizens National Bank of Hazard

What contributed to the challenges?

•                                          Weak economic conditions

•                                          Historically low interest rates

•                                          Pressure on net interest margin

•                                          High level of liquidity

•                                          Weak loan demand

•                                          Limited investment options

•                                          Increasingly competitive operating environment

How did we meet these challenges?

•                                          We achieved record earnings with a 23.9% increase in net income to $27.6 million

•                                          Increased EPS to $2.21 from $1.76

•                                          17.5% increase in noninterest income

•                                          Our stock repurchase program continued to be accretive to shareholder value

•                                          11.2% increase in book value per share while shareholder equity increased 9.3%

•                                          During 2002, the total return to our investors was a positive 20.19%, while the Russell 2000 Index of small cap companies declined 20.48%.

•                                          Did not attain our goal for internal growth in assets, loans, and deposits

•                                          We continued the implementation of our strategic plan focused on expansion of our “community bank” franchise

•                                          On January 3, 2002, the Corporation acquired the remaining 24.72% of Citizens National Bank & Trust, Hazard, for $4.9 million.  Citizens had total assets of $138.5 million and equity capital of $19.4 million as of December 31, 2001.  On March 15, 2002, Citizens was merged into Community Trust Bank.

•                                          January 1, 2003, converted the charters of our bank and trust subsidiaries to state charters

•                                          Bank is a state chartered member of the Federal Reserve system

•                                          Changed name of Trust Company of Kentucky to Community Trust and Investment Company

Shareholder Value

Dividends Per Share

[CHART]

•                                          Cash dividends per share have increased on an average greater than 6% per year

•                                          2002 cash dividends were increased by 5.4%

•                                          December 31, 2002 cash dividend yield was 3.34%

•                                          10% stock dividend on December 15, 2002

2003 data is stated corporate goal

Shareholders’ Equity

[CHART]

•                                          Shareholders’ equity has increased 27% since 1998, an average of 6.2% per year

•                                          Our Corporate goal for growth in shareholders’ equity for 2003 is 7.5%…increasing equity in our Company to $225.1 million

2003 data is stated corporate goal

Total Market Capitalization

[CHART]

•                                          All data is as of year-end except 2003 which is based upon stock price of $27.40 at April 28, 2003

Comparison of 5 Year Cumulative Total Return
among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks

[CHART]

•                                          Investors returned to core value investments

•                                          Market price of stock increased 16.4% from $21.59 at December 31, 2001 to $25.14 at December 31, 2002

•                                          An investment in CTBI on 12/31/97 would have outperformed both the NASDAQ composite and the NASDAQ bank stock at 12/31/02

Comparison to Russell 2000 Index of small cap companies

•                                          2002 return to CTBI investors 20.19%; Russell 2000 average declined 20.48%

•                                          3-year annualized CTBI return 19.51% compared to average Russell 2000 Index decline of 7.54%

•                                          CTBI’s 5-year annualized return 5.25% versus a negative 1.36% for the Russell

•                                          10 years annualized CTBI return was a positive 9.22% versus Russell’s positive 7.16%

Earnings Review

Revenues

[CHART]

•                                          Total revenue increased an average of 5.4% per year during the last 5 years

•                                          Total revenue increased 9.6% in 2002

2003 data is stated corporate goal

Net Income

[CHART]

2003 data is stated corporate goal

2002 in review

•                                          Net income of $27.6 million was an increase of 23.9% over 2001 and was 3.0% higher than our goal for 2002

•                                          Major impacts on 2002 earnings:

•                                          Net interest margin increased 25 basis points

•                                          Noninterest expense for 2002 of $27.9 million was 17.5% more than the $23.8 million for 2001

•                                          Net charge-offs to average loans decreased to 0.63% from 0.65%

•                                          4 basis point decrease in average earning assets—91.9% for 2002 from 92.3% in 2001

•                                          Increased noninterest income from 22.2% of income to 23.8% of income

Earnings Per Share

[CHART]

2003 data is stated corporate goal

•                                          Earnings per share increased 25.6% in 2002

•                                          Cumulative earnings per share growth is 8.22% during the last ten years

•                                          CTBI repurchased 297,758 shares of stock during 2002 at an average price of $23.57 per share

•                                          Impact on EPS was $0.03 per share, a 1.4% increase

•                                          Our corporate goal for 2003 earnings per share is $2.35…a 6.3% increase from the $2.21 earned in 2002

Balance Sheet Review

Total Assets

[CHART]

•                                          Our Corporate goal is to increase the total assets of the Company to $2.518 billion by year end 2003…a 1.2% internal rate of growth, not including any acquisitions

2003 data is stated corporate goal

Average Loans

[CHART]

•                                          Our loan growth goal for 2003 is to increase average loans to $1.705 billion from $1.661 billion, a 2.6% increase

2003 data is stated corporate goal

Net Charge-Offs
as a % of average loans

[CHART]

•                                          Slight decline in net charge-offs during 2002

•                                          Continuing focus on asset quality during weak economic conditions

Nonperforming Loans
as a % of total loans

[CHART]

Nonperforming Loans

•                                          Nonperforming loans decreased 58 basis points from year end 2001 to year end 2002

•                                          The significant decline in nonperforming loans is attributable to completion of the planned liquidation of one commercial problem loan totaling $3.7 million and the Company’s continuing focus on asset quality during this weak period in the economy

Loan Loss Reserve
as a % of net loans

[CHART]

•                                          Loan loss reserve increased 4 basis points reflecting weak economic conditions

•                                          Specific reserves are maintained for loans where losses are anticipated

2003 data is stated corporate goal

Average Deposits

[CHART]

2003 data is stated corporate goal

•                                          Deposit growth minimal at less than 1%

•                                          Average deposits have grown 28% during the last five years.  This five year growth is primarily attributable to acquisitions.

•                                          Long-term minimum targeted internal growth in deposits is an average of 2.5% per year

•                                          Our corporate goal is to grow average deposits to $2.124 billion by December 2003, not including acquisitions

1st Quarter 2003 Review

Net Income

[CHART]

•                                          Net income exceeds same quarter 2002 by $0.7 million

•                                          Noninterest revenue increased $3.0 million from first quarter 2002 primarily due to increased deposit service charge revenue, increased gains on sales of residential real estate loans, and increased gains on sales of securities.

•                                          Noninterest expense increased $1.1 million from first quarter 2002 primarily due to an increase in personnel expense

•                                          Provision expense decreased $1.2 million from March 31, 2002

Average Loans

[CHART]

•                                          Loan portfolio mix has changed slightly with more commercial, less mortgage and retail

•                                          Mortgage demand remains strong in current rate environment

•                                          Commercial loan demand continues to be soft

•                                          Asset quality and quality loan growth continues to be our most significant priorities

Average Deposits

[CHART]

2003 data is stated corporate goal

•                                          Competition for deposits from banks and non-bank financial services providers continues to be fierce throughout our markets

•                                          Retention of core deposits a focus for the future

•                                          Goal is to maintain and grow deposit base while managing net interest margin

Noninterest Income

[CHART]

•                                          Noninterest revenue increased $3.0 million, or 52.8%, from first quarter 2002 primarily due to increased deposit service charge revenue, increased gains on sales of residential real estate loans, and increased gains on sales of securities.

•                                          Deposit related fees increased $1.1 million primarily due to the implementation of our Overdraft Honor program

•                                          Increased refinancing activity has positively impacted our gains on sales of residential real estate loans by $0.7 million from March 2002

•                                          Gains on sales of securities increased noninterest income by approximately $1 million in the first quarter 2003

Noninterest Expense

[CHART]

•                                          Noninterest expense increased 6.5% from $16.5 million for the first quarter 2002 to $17.6 million for the first quarter 2003

•                                          Increase of $0.6 million in personnel expense from prior year due to the filling of budgeted key positions within the Company and annual merit increases

•                                          Decrease of $0.2 million compared to prior quarter.

Nonperforming Loans

[CHART]

•                                          Significant decrease to same period last year attributable to our continuing focus on asset quality during this weak period in the economy

•                                          Increase from prior quarter primarily the result of the bankruptcy of one commercial borrower

Efficiency Ratio

[CHART]

•                                          Net interest income $1.9 million below last year

•                                          Increased noninterest income partially offset by increased noninterest expense associated with higher personnel expense

•                                          Increased net interest income (based upon loan growth assumptions) and noninterest income along with flat noninterest expense should contribute to this number lowering significantly

2003 Goals

2003 Performance
Goals

•	Net Income	$28.8	million

•	Earnings Per Share	$2.35

•	Loan Growth	$152	million

•	Deposit Growth	$19	million

•	Total Asset Growth	$30	million

•	Efficiency	56.30%

•	Our corporate goal for net income for 2003 is $28.8 million…a 4.3% increase in net income from 2002

•	Our corporate goal for earnings per share is $2.35, an increase of 6.3% from 2002

•                                          Major impacts on 2003 goal:

•                                          Loan growth

•                                          Net interest margin

•                                          Noninterest income

•                                          Asset quality

•                                          Profitable balance sheet growth

•                                          Managing these major impact factors during weak economic conditions

2003 Opportunities

How we plan to meet 2003 corporate goals:

•                                          Focus on loan growth

•                                          Formation of a mortgage brokerage division

•                                          Increased emphasis on SBA and USDA government guaranteed lending

•                                          Increase full service brokerage fee income

•                                          Focus on growth of our trust company

•                                          Focus on improving asset quality

•                                          Improve operational efficiencies

How we plan to meet 2003 corporate goals (cont.):

•                                          Internal growth and expansion

•                                          2003 branch expansion with opening of a new branch in Lexington in the 3rd quarter 2003 and a new branch in Frankfort in the 4th quarter 2003

•                                          Two new branch openings scheduled for the first quarter of 2004—one in Berea and one in Lexington

•                                          Continuing our stock repurchase program

Your management views challenges as opportunities, and 2003 presents us with many opportunities as we work to attain the performance goals established for 2003.  We appreciate the support that you, our shareholders, provide by referring your friends and neighbors to do business with your bank.